UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES AND EXCHANGE ACT OF 1934


                         April 14, 2000
                        (Date of Report)


                         Roundy's, Inc.
     (Exact name of registrant as specified in its charter)


       Wisconsin                 002-94984              39-0854535
      (State  or other           (Commission  File      IRS Employer
      jurisdiction of             Number)               ID Number)
      incorporation)


                       23000 Roundy Drive
                    Pewaukee, Wisconsin 53072
            (Address of principal executive offices)



                         (262) 953-7999
      (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          (a)  The Acquisition.  On March 31, 2000, the
          Registrant, Roundy's, Inc. (the "Company") consummated the acquisition (the "Acquisition") of: (i) all of the outstanding stock of Mega Marts, Inc. ("Mega") from the shareholders of Mega for a purchase price of approximately $123.9 million subject to post-closing adjustments; and
          (ii) certain of the assets of NDC, Inc. ("NDC"), consisting of a retail grocery store known as the "Tri-City Pick 'n Save" ("TCPS"), for a purchase price of approximately $11.2 million, subject to post-closing adjustments. The respective post-closing adjustments will be based upon the balance sheet of Mega and upon a valuation of certain of the TCPS assets as of closing, and are not expected to be material in either case. A copy of the Stock Purchase Agreement dated March 31, 2000, by and among the Company and the record and beneficial owners of all of the issued and outstanding shares of capital stock of Mega is filed as
          Exhibit 2.2 to this Report, and a copy of the Asset Purchase Agreement dated March 31, 2000 by and among the Company, Mega and NDC is filed as Exhibit 2.3 to this Report. The Company financed the Acquisition utilizing the proceeds of the Credit Agreement described in (c) below, and issued approximately
          $39 million in promissory notes to certain of the shareholders of Mega.

          The Acquisition was negotiated at arms' length between the respective officers of the Company, Mega and NDC. None of such officers were affiliated with the other party, its affiliates, its directors, officers and their associates.

     (b) Businesses Acquired. Prior to March 31, 2000, Mega had been in the business of owning and operating 16 retail grocery stores, and NDC operated one retail grocery store. The Company is engaged in a similar business and intends to continue to operate the Mega business and the retail grocery store acquired from NDC by consolidating these businesses into the Company's operations.

          (c) The Credit Agreement. On March 31, 2000, the Company entered into a Credit Agreement in the maximum aggregate amount of $250,000,000 with various lenders, with Bank One, Wisconsin acting as agent (the "Credit Agreement"). The Credit Agreement provides for $170,000,000 of revolving loans and $80,000,000 of term loans. Following are the material components of the application of the proceeds of the Credit Agreement which were drawn on March 31, 2000 (the total amount drawn was approximately $175.5 million):
          (i) approximately $15.0 million was used to pay indebtedness of Mega; (ii) approximately
          $96.2 million was paid to the shareholders of Mega and to NDC, Inc.; (iii) approximately $63.0 million was used to retire long-term indebtedness of the Company; and (iv) the remaining approximately $1.3 million was used to pay other expenses, primarily transaction costs. A copy of the Credit Agreement is filed as
          Exhibit 4.6 to this Report. In connection with the Credit Agreement, the Company entered into a rate management transaction (interest rate swap agreement) with Harris Trust and Savings Bank pursuant to which the Company is permitted to exchange approximately $60.0 million of variable-rate indebtedness for a like amount of fixed-rate indebtedness.

Item 5.  Other Events

               On February 2, 2000, the Company consummated the acquisition of substantially all of the assets of Ultra Mart, Inc. ("Ultra"), an operator of seven retail grocery stores, for a purchase price of approximately $37.7 million.

Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements of the Business Acquired.

          The following combined audited financial statements of Mega Marts and TCPS ("Mega/TCPS"), Inc. are set forth as Exhibit 99.1 to this report:
          1.   Report of Independent Public Accountants
          2.   Combined Balance Sheets as of January 1, 2000 and
               January 2, 1999
          3. Combined Statements of Operations for the three years ended January 1, 2000
          4. Combined Statements of Stockholders' Equity for the three years ended January 1, 2000
          5. Combined Statements of Cash Flows for the three years ended January 1, 2000
          6.   Notes to Combined Audited Financial Statements

          NOTE: The acquisition of the assets of Ultra is individually insignificant and financial statements of the acquired business are not required to be filed with this report.

          (b)  Pro Forma Financial Information

               The Unaudited Pro Forma Combined Condensed
     Statement of Operations of the Company for the year ended January 1, 2000, and Unaudited Pro Forma Combined Condensed Balance Sheet of the Company as of January 1, 2000 (collectively, the "Pro Forma Financial Statements") are presented herewith as Exhibit 99.2. The Pro Forma Financial Statements give effect to the Acquisition and the Credit Agreement (both defined in Item 2(a) of this Report).

          The Pro Forma Financial Statements have been prepared to illustrate the estimated effect of the Acquisition and the Credit Agreement (and the application of the proceeds of the Credit Agreement to finance the Acquisition as well as for other purposes). The Pro Forma Financial Statements are based on certain estimates and assumptions made by the management of the Company as to the combined operations of the Company and Mega/TCPS which the Company believes to be reasonable. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company and Mega/TCPS that actually would have been obtained had the Acquisition been completed as of the assumed dates, or to project the results of operations or financial position of the Company for any future date or period.

          The Pro Forma Balance Sheet gives pro forma effect to the Acquisition as if it had occurred on January 1, 2000. The Pro Forma Statement of Operations gives pro forma effect to the Acquisition as if it had occurred on January 2, 1999. In each case, effect is given to the consummation of the Credit Agreement as if the Credit Agreement had been consummated immediately prior to consummation of the Acquisition.

          The Pro Forma Statement of Operations has been prepared assuming retention of all of the Company's and Mega/TCPS's sales.

          The Acquisition will be accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to the tangible and intangible assets and liabilities assumed based upon their respective fair values as of the closing of the Acquisition based on valuations and studies which are not yet available. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent management's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that management believes to be reasonable. A balance sheet will be prepared with respect to Mega/TCPS's balance sheet as of the date of such closing, on which the post-closing purchase price adjustment will be based. Management does not expect that differences between the preliminary and final purchase price allocation will have a material impact on the Company's financial position and/or results of operations.

  (c)    Exhibits.

          See the Exhibit Index, following the signature to this Report, which Exhibit Index is incorporated herein by reference.

                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Roundy's, Inc.
                         (Registrant)



               By:        /s/ ROBERT D. RANUS
                              ---------------
               Name:          Robert D. Ranus
               Title:         Vice President and Chief Financial Officer

Date: April 14, 2000

                         ROUNDY'S, INC.

                          EXHIBIT INDEX
                  TO CURRENT REPORT ON FORM 8-K

Exhibit   Description
------    ------------

2.2 *     Stock Purchase Agreement dated March 31,
          2000, by and among Roundy's, Inc. and the record and beneficial owners of all of the issued and outstanding shares of capital stock of Mega Marts, Inc. [FILED
          HEREWITH]

2.3 *     Asset Purchase Agreement dated March 31,
          2000, by and among Roundy's, Inc., NDC, Inc. and Mega
          Marts, Inc.
          [FILED HEREWITH]

4.6       $170,000,000 Revolving Loans, $80,000,000
          Term Loans Credit Agreement among Roundy's, Inc., The Lenders, Bank One, Wisconsin, As Agent, Harris Trust and Savings Bank and National City Bank as Co-Syndication Agents, and Banc One Capital markets, Inc. as Lead Arranger and Sole Book Runner, dated as of March 31, 2000
          [FILED HEREWITH]

10.10 Asset Purchase Agreement by and between the Registrant and Ultra Mart, Inc. dated December 23, 1999 [Incorporated herein by reference to Exhibit 2.1 to the Registrant's Annual Report on Form 10-K for fiscal year ended January 1, 2000, filed with the Commission on March 21, 2000, Commission File No. 002-94984]


10.11     Employment Contract between the Resitrant and Gary L.
          Fryda dated March 31, 2000 [FILED HERWITH]


99.1      Combined Financial Statements of Mega
          Marts, Inc./Tri City Pick'n Save at and for the three years ended January 1, 2000, January 2, 1999 and January 3, 1998 [FILED HEREWITH]

99.2      Unaudited Pro Forma Combined Condensed Financial
          Statements of the Company at and for the year ended
          January 1, 2000
          [FILED HEREWITH]



* Pursuant to Regulation S-K, Item 601(b)(2), included as part of Exhibits 2.2 and 2.3 is a list of omitted schedules and exhibits together with an agreement to furnish copies of any such omitted schedule or exhibit to the Commission upon request.

Date:  April 14, 2000